UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2016

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 28, 2016, Avid Technology, Inc. (the “Company”) issued a press release announcing that the Company is updating its previously issued guidance for the three-month period ended March 31, 2016 and reaffirming its previously issued guidance for the fiscal year ending December 31, 2016. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Non-GAAP and Operational Measures. The attached press release includes non-GAAP operating income (loss), non-GAAP operating expenses, non-GAAP revenue, non-GAAP gross margin, non-GAAP net income per share, non-GAAP adjusted EBITDA, and non-GAAP adjusted free cash flow. Non-GAAP operating income (loss), non-GAAP operating expenses, non-GAAP gross margin and non-GAAP net income per share exclude restructuring costs, stock based compensation, amortization and impairment of intangibles as well as other unusual items such as costs related to the restatement, M&A related activity, efficiency program and impact of significant legal settlements. Avid defines non-GAAP revenue as GAAP revenue plus revenue eliminated through the application of purchase accounting which requires acquired deferred revenue to be recorded at fair value rather than the amount paid by customers. Avid defines adjusted EBITDA as non-GAAP operating income (loss) excluding depreciation and all amortization expense. Avid defines non-GAAP adjusted free cash flow as GAAP operating cash flow less capital expenditures and excludes from free cash flow payments or receipts related to M&A, significant legal settlements, restructuring, restatement or other non-operational or non-recurring events.

The attached press release also includes operational measures, such as bookings, marketed booking, recurring revenue bookings and revenue backlog. Definitions of these measures are included in the supplemental financial and operational data sheet available on our investor relations webpage at ir.avid.com.

Limitation on Incorporation by Reference. The information furnished in Item 7.01, including the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K, the press release attached as Exhibit 99.1 hereto, the Form 8-K, and press release contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

The following exhibits shall be deemed to be furnished, and not filed:

(d)                   Exhibits.

Exhibit Number	Description
99.1*	Press Release dated April 28, 2016

[*Document furnished herewith]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: April 28, 2016	By: /s/ John W. Frederick Name: John W. Frederick Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer